EQUITY	12 Months Ended
Dec. 31, 2018
EQUITY
EQUITY

NOTE 15 - EQUITY:

a.   Share capital

1)   Composition

Company share capital is composed of ordinary shares of NIS 0.01 par value, as follows:

	Number of shares
	December 31,
	2018	2017
	In thousands
Authorized	600,000	300,000
Issued and paid	283,687	212,729

The Company’s ordinary shares are traded on the TASE, and the Company’s ADSs are traded on the NASDAQ under the symbol “RDHL”. Each ADS represents 10 ordinary shares. The last reported market price for the Company’s securities on December 31, 2018 was $5.55 per ADS on the NASDAQ and $0.54 per share on the TASE (based on the exchange rate reported by the Bank of Israel for that date).

On May 2, 2018, a general meeting of the Company’s shareholders approved the increase of the authorized share capital of the Company to 600,000,000 ordinary shares.

2)   Exercise of warrants and options

During 2018 and 2017, the Company issued 719,374 and 2,988,750 ordinary shares for $0.4 million and $0.8 million, respectively, resulting from exercises of options that had been issued to employees, consultants and directors of the Company.

In January 2017, the Company received notification of exercise with respect to non-tradable warrants that had been issued in 2014 to investors in the form of private placements. Accordingly, the Company issued 2,526,320 ordinary shares for approximately $2.63 million.

3)    In January 2017, the underwriters for the Company’s December 2016 underwritten public offering partially exercised their option and purchased 133,103 ADSs for approximately $1.28 million. Following the partial exercise of the underwriters’ option, the underwritten public offering and the concurrent registered direct offering totaled 3,846,519 ADSs and warrants to purchase 2,025,458 ADSs, representing aggregate gross proceeds from both offerings of approximately $39.4 million before deducting underwriting discounts and commissions, placement agent fees and other offering expenses.

4)    In November 2017, the Company completed an underwritten public offering in the U.S. of an aggregate of 4,090,909 ADSs for gross proceeds to the Company of approximately $22.5 million. Net proceeds to the Company from the offering, following underwriting discounts and other offering expenses of approximately $1.5 million, were approximately $21 million.

5) In August 2018, the Company completed an underwritten offering in the U.S. of an aggregate 4,166,667 ADSs, each representing ten of its ordinary shares, for gross proceeds to the Company of approximately $25 million. Net proceeds to the Company from the offering, following underwriting commissions and other offering expenses, were approximately $23.5 million

6)    In December 2018, the Company completed an underwritten offering in the U.S. of an aggregate 2,857,143 ADSs, each representing ten of its ordinary shares, for gross proceeds to the Company of approximately $20 million. Net proceeds to the Company from the offering, following underwriting commissions and other offering expenses, were approximately $18.4 million

a.	Warrants

In January 2017, warrants issued under investment agreements from January 21, 2014, that were exercisable into 4,183,496 ordinary shares, expired along with any right or claim of the holders.